UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2016 (November 21, 2016)

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

10701 South River Front Parkway, Suite 300
South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

In connection with the announcement that Headwaters Incorporated, a Delaware corporation (“Headwaters”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Boral Limited, an Australian corporation (“Parent”), and Enterprise Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent, Headwaters sent certain written communication to certain of its customers, distributors, employees and suppliers. The forms of such communications are filed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 and such communications are incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                                                                        Form of Letter to Customers from Headwaters Incorporated.

99.2                                                                        Form of Letter to Distributors from Headwaters Incorporated.

99.3                                                                        Form of Letter to Employees from Headwaters Incorporated.

99.4                                                                        Form of Letter to Suppliers from Headwaters Incorporated.

99.5                                                                        Employee Frequently Asked Questions.

99.6                                                                        Customer Frequently Asked Questions.

Important Additional Information

In connection with the proposed merger, Headwaters intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Headwaters will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HEADWATERS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by Headwaters with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Headwaters via Headwaters’ Investor Relations section of its website at www.headwaters.com or by contacting Investor Relations by directing a request to Headwaters Incorporated, Attention: Investor Relations, 10701 S. River Front Parkway, Suite 300, or by calling (801) 984-9400.

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Headwaters, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Headwaters in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Headwaters’ stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in Headwaters’ proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on January 6, 2016, and its Annual Report on Form 10-K for the fiscal year ended September 30, 2016, which was filed with the SEC on November 15, 2016. These documents (when available) may be obtained for free at the SEC’s website at www.sec.gov, and via Headwaters’ Investor Relations section of its website at www.headwaters.com.

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expression. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) Headwaters may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including the obtaining of required regulatory approvals or clearances, may not be satisfied; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of Headwaters may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) Headwaters may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; (11) the risks described from time to time in Headwaters’ reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended September 30, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of Headwaters’ filings with the SEC; and (12) general industry and economic conditions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, Headwaters undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                                  November 22, 2016

HEADWATERS INCORPORATED
(Registrant)

By:	/s/ Kirk A. Benson
Kirk A. Benson
Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Letter to Customers from Headwaters Incorporated.
99.2	Form of Letter to Distributors from Headwaters Incorporated.
99.3	Form of Letter to Employees from Headwaters Incorporated.
99.4	Form of Letter to Suppliers from Headwaters Incorporated.
99.5	Employee Frequently Asked Questions.
99.6	Customer Frequently Asked Questions.